BancorpSouth, Inc. KBW 2015 Community Bank Investor Conference July 28-29, 2015 Exhibit 99.1

Forward Looking Information

Certain statements contained in this this presentation and the accompanying slides may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closings of the proposed mergers with Ouachita Bancshares Corp. and Central Community Corporation, the Company’s ability to operate its regulatory compliance programs consistent with federal, state and local laws, including its BSA/AML compliance program, the findings and results of the joint investigation by the Consumer Financial Protection
Bureau (the “CFPB”) and the United States Department of Justice (“DOJ”) of the Company’s fair lending practices, the acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation of the
Company’s products and services if the proposed mergers close, the outcome of any instituted, pending or threatened material litigation, amortization expense for intangible assets, goodwill impairments, loan impairment, utilization of appraisals and inspections for real estate loans, maturity, renewal or extension of construction, acquisition and development loans, net interest revenue, fair value determinations, the amount of the Company’s non-performing loans and leases, additions to Other Real Estate Owned (“OREO”), credit quality, credit losses, liquidity, off-balance sheet commitments and arrangements, valuation of mortgage servicing rights, allowance and provision for credit losses, continued weakness in the economic environment, early identification and resolution of credit issues, utilization of non-GAAP financial measures, the ability of the Company to collect all amounts due according to the contractual terms of loan agreements, the Company’s reserve for losses from representation and warranty obligations, the Company’s foreclosure process related to mortgage loans, the resolution of non-
performing loans that are collaterally dependent, real estate values, fully-indexed interest rates, interest rate risk, interest rate sensitivity, calculation of economic value of equity, impaired loan charge-offs, troubled debt restructurings, diversification of the Company’s revenue stream, liquidity needs and strategies, sources of funding, net interest margin, declaration and payment of dividends, cost saving initiatives, improvement in the
Company’s efficiencies, operating expense trends, future acquisitions and consideration to be used therefor, the impact of litigation regarding debit card fees and the impact of certain claims and ongoing, pending or threatened litigation, administrative and investigatory matters.
The Company cautions readers not to place undue reliance on the forward-looking statements contained in this this presentation and the accompanying slides, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, the Company’s ability to operate its regulatory compliance programs consistent with federal, state and local laws, including its BSA/AML compliance program, the findings and results of the CFPB and the DOJ in their review of the Company’s fair lending practices, the ability of the Company, Ouachita Bancshares Corp. and Central
Community Corporation to obtain regulatory approval of and close the proposed mergers, the potential impact upon the Company of the delay in the closings of these proposed mergers, the impact of any ongoing, pending or threatened litigation, administrative and investigatory matters involving the Company, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s OREO, limitations on the
Company’s ability to declare and pay dividends, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd-Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic and environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the
Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of the loss of any key Company personnel, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the
Company’s information system security, the failure of certain third-party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and other factors detailed from time to time in the Company’s press and this presentation and the accompanying slides, reports and other filings with the
SEC.  Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this this presentation and the accompanying slides.

About BancorpSouth, Inc. (NYSE:BXS)
Total assets of $13.6 billion
Headquartered in Tupelo, MS
240 banking locations reaching throughout an 8-state footprint
Customer-focused business model with comprehensive line of
financial products and banking services for individuals and small to mid-size businesses
Strong core capital base consisting of 100% common equity
Market capitalization of $2.5 billion

Market Capitalization as of July 17, 2015
All Other Data as of June 30, 2015

St. Louis
MO
Springfield
Nashville
TN
Jonesboro
Jackson
Chattanooga
Fort Smith
AR
Memphis
Huntsville
Florence
Little Rock
Tupelo
Anniston
Birmingham
Columbus
Tuscaloosa
MS
Texarkana
El Dorado
AL
Auburn
Dallas
Longview
Shreveport
Monroe
Jackson
Tyler
Vicksburg
Waynesboro
TX
LA
Hattiesburg
FL
Alexandria
Mobile
Temple
Lufkin
Destin
Panama City
Baton Rouge
Gulfport
Biloxi
Lake Charles
Lafayette
Austin
Houston
San Antonio
Corpus Christi

Community Bank Structure –
8 State Footprint

240 Full Service Branches
6 Loan Production Offices
33 Insurance Locations (28 stand-alone)
82 Mortgage Locations (13 stand-alone)
18 Wealth Management Locations

As of June 30, 2015
Wide Range of Product Offerings
Mortgage
122 Originators in 82 Locations
$728 million in Production YTD
($1.1 billion in Production in 2014)
Insurance
175 Licensed Producers in 33 Locations
Commercial, P&C, and Life Insurance
COMMUNITY BANK
Personal Banking
Business Banking
Deposit Offerings
Business Loans
Consumer Lending
Full Range of Deposit Products
Home Equity Lending
Treasury Management
Mobile/Internet Banking
Merchant Services
Prepaid Cards
Payroll and HR Management
Equipment Finance and Leasing
Territory Managers Covering 14 States
Portfolio Balance of $500+ Million
Trust and Wealth Management
$7 Billion Total Assets Under Management
18 Locations

Net Interest
Revenue
59%
Noninterest
Revenue
41%
Diversified Revenue Stream
Approximately 40% of Total Revenue is Derived from Noninterest Sources
Total Noninterest Revenue of $146.3M*

Total Revenue of $359.7M*
Percentages and amounts based on data for six month period ended June 30, 2015
*Excludes positive MSR valuation adjustment of $1.3 million
Insurance
Commissions
43%
Mortgage
lending
15%
Card and
merchant fees
12%
Deposit service
charges
15%
Wealth
management
8%
Other
7%

Q2 Highlights
As of and for the three months ended June 30, 2015

Net income of $39.7 million, or $0.41 per diluted share
Generated net loan growth of $280.6 million, or 11.6% annualized
Originated $417.2 million in mortgage loans, which contributed to mortgage lending revenue of $14.1 million
Elevated recoveries of previously charged-off loans contributed to a negative provision for credit losses of $5.0 million
Continued progress toward improving cost structure reflected by decline in efficiency ratio to 69.52 percent
Improvement in other operating metrics, including Return on Assets and Return on
Equity

Diluted EPS

Growth in Earnings Per Share
Fiscal Year
Quarter Ended
$0.99
$0.27
$0.45
$0.90
$0.99
$1.21
$0.33
$0.41
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
2009
2010
2011
2012
2013
2014
Q1 15
Q2 15

Loan Growth
Dollars in millions

Fiscal Year
Quarter Ended
Produced net loan growth of approximately $700 million over the last year
$9,691
$9,775
$9,333
$8,870
$8,637
$8,958
$9,068
$9,312
$9,511
$9,713
$9,727
$10,008
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
$10,500
4Q 08
4Q 09
4Q 10
4Q 11
4Q 12
4Q 13
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15

NPA Improvement

Total NPAs Have Stabilized Over the Past Several Quarters
$64
$186
$394
$425
$322
$234
$120
$93
$74
$69
$72
$61
$79
$46
$59
$133
$136
$174
$103
$69
$64
$55
$43
$34
$28
$24
$110
$528
$561
$496
$337
$157
$129
$112
$106
$89
$104
$0
$125
$250
$375
$500
$625
4Q 08
4Q 09
4Q 10
1Q 11
4Q 11
4Q 12
4Q 13
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
NPLs
OREO
$246
$190
Dollars in millions
NPLs consist of nonaccrual loans, loans 90+ days past due and accruing, and restructured loan
NPAs consist of NPLs and other real estate owned

Summary
Highlights
Continued improvement in profitability
Meaningful loan growth
Growth in noninterest revenue
Stabilization of credit quality metrics
Improvement in efficiency
Current Focus
Continue to attract quality producers and grow
Loans & deposits
Noninterest products
Challenge expenses and continue to improve efficiency

BancorpSouth’s common stock is listed on the New York Stock
Exchange under the symbol BXS.   Additional information can
be found at www.bancorpsouth.com.*
Investor Inquiries:
Will Fisackerly
Director of Corporate Finance
BancorpSouth, Inc.
662-680-2475
will.fisackerly@bxs.com
*Reference to BancorpSouth’s website does not constitute incorporation by reference of the information contained on the website and is not, and should not, be deemed a part of this presentation